SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 8, 2000
(Date of earliest event reported)



                       Residential Funding Mortgage Securities II, Inc.
                    (Exact name of registrant as specified in its charter)


Delaware                        333-362244                41-1955181
---------------                 -----------              -----------
(State or Other Juris-         (Commission              (I.R.S.Employer
diction of Incorporation)       File Number)            Identification No.)


       8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota 55437
       ------------------------------------------------------------- -----
               (Address of Principal Executive Office) (Zip Code)


        Registrant's telephone number, including area code:(952) 832-7000
                                 --------------

Item 5. Other Events.


               On or about September 6, 2000, the Registrant expects to cause the issuance and sale of Home Equity Loan Backed Term Notes, Series 2000 HS1 (the "Term") pursuant to an Indenture to be dated as of September 28, 2000, between Home Equity Loan Trust 2000 HS1 as Issuer and The Chase Manhattan Bank, as Indenture Trustee.

               In connection with the expected sale of the Series 2000-HS1 Term Notes, the Registrant has been advised by Residential Funding Securities Corporation (the "Underwriter"), that the Underwriter has furnished to prospective investors certain collateral information with respect to the revolving credit loans (the "Revolving Credit Loans") underlying the proposed offering of the Term Notes, which Collateral Term Sheets are being filed electronically as exhibits to this report.

               The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Term Notes and by any other information subsequently filed with the Securities and Exchange Commission.

               The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

               In addition, the actual characteristics and performance of the Revolving Credit Loans underlying the Term Notes may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will affect the maturity, interest rate sensitivity and cash flow characteristics of the Term Notes. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Revolving Credit Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Term Notes.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)    Financial Statements.

               Not applicable.

        (b)    Pro Forma Financial Information.

               Not applicable.

        (c)    Exhibits


       Exhibit No.               Item 601(a) of             Description
                                 Regulation S-K
                                   Exhibit No.

            1                          99             Collateral Term Sheets

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                      RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
                      By:      /s/ Lisa Lundsten

                      Name:    Lisa Lundsten
                      Title:   Vice President





Dated: September 8, 2000

                                 EXHIBIT INDEX


               Item 601 (a) of  Sequentially
 Exhibit       Regulation S-K   Numbered
 Number        Exhibit No.      Description               Format

    1             99            Collateral Term Sheets     Electronically

                                    EXHIBIT 1

                     Residential Funding Mortgage Securities II, Inc.
                   Home Equity Loan Backed Term Notes, Series 2000-HS1


This information was prepared for informational purposes only. It is not an offer to buy or sell any MBS/ABS instrument. In the event of such offering, this information is deemed superseded & amended entirely by a Prospectus or Prospectus Supplement. The information herein supersedes any previous term sheet and computational materials. It is not an official confirmation of terms and is based on information generally available to the public from sources believed to be reliable. No representation is made of accuracy or completeness or that any returns indicated will be achieved. Any changes to assumptions may have a material impact on returns. Past performance is not indicative of future results. The related security may only be transferred in accordance with U.S. or other relevant securities laws and according to the terms of such security. -- Residential Funding Corporation and affiliates, Residential Funding Securities Corporation and RFSC International Limited.



                                [GRAPHIC OMITTED]







                                 RFMSII 2000-HS1
                      [$ 138,370,000] 1 Mo LIBOR Term Notes
                  Variable Funding Notes - Not Discussed Herein





                   Residential Funding Securities Corporation
                                 as underwriter

                                   GMAC / RFC
                         RESIDENTIAL FUNDING CORPORATION





The following collateral description is based on a preliminary pool. The collateral / rep lines that were modeled for the yield tables are reasonable approximations of the final pool, based on the preliminary pool. The final pool will be available in September 2000. All information reported here is subject to a 10% + / - variance on the final collateral pool.

--------------------------------------------------------------------------------
1. Portfolio Summary
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Number of Loans: 3,819
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Credit Line: $183,094,643.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Current Balance: $136,995,402.51
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Credit Line: $47,943.09
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Minimum Credit Line: $8,900.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Credit Line: $350,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Average Current Balance: $35,872.06
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Minimum Current Balance: $0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Current Balance: $290,000.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WA Gross Coupon: 9.016%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Minimum Gross Coupon: 5.990%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Gross Coupon: 14.750%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WA Remaining Term: 214.53
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Minimum Remaining Term: 112.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Remaining Term: 353.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WA CLTV: 81.2%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Minimum CLTV: 12.5%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum CLTV: 100.0%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
WA Credit Score: 722.90
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Minimum Credit Score: 610.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Maximum Credit Score: 818.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Non-Zero Weighted Averages
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. Current Balance ($)
--------------------------------------------------------------------------------


------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
                                       % WA     % WA     % WA    % WA      WA
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
             $ Current   # of   %      Gross     Net     Net     Gross    Roll     % WA
                                Cur
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
Current       Balance    Loans  Bal   Coupon   Coupon   Margin  Ceiling   Month    CLTV
Balance ($)
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
0 - 24,999   22,274,653  1,603  16.3    9.234    8.654   1.232   19.233     2.06     81.8
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
25,000 -     50,389,838  1,408  36.8    9.016    8.436   1.357     19.4    2.088     82.8
49,999
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
50,000 -     27,776,311    466  20.3    9.086    8.506   1.169   19.805    2.049     83.3
74,999
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
75,000 -     18,344,419    207  13.4    9.298    8.718   1.134   19.939    1.841       82
99,999
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
100,000 -     7,518,278     72   5.5     8.17     7.59   0.752   19.938    2.419     76.6
124,999
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
125,000 -     3,006,800     22   2.2    8.413    7.833   0.355   20.726    1.951     73.7
149,999
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
150,000 -     2,575,391     16   1.9    8.351    7.771    0.59    18.81    2.671     72.3
174,999
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
175,000 -     2,475,129     13   1.8    8.922    8.342   0.377   19.393    1.836     65.7
199,999
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
200,000 >=    2,634,584     12   1.9    8.321    7.741   0.776   20.277    3.036     63.6
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------
Total:       136,995,403 3,819   100    9.016    8.436    1.17   19.592    2.082     81.2
------------ ----------- ------ ----- -------- -------- ------- -------- -------- --------

------------------------------------------------------------------------------------------
3. Documentation
------------------------------------------------------------------------------------------

------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------
                                         % WA     % WA     % WA     % WA      WA
------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------
------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------
             $ Current    # of   % Cur   Gross     Net      Net     Gross    Roll   % WA
------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------
------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------
Documentation Balance    Loans    Bal   Coupon   Coupon   Margin   Ceiling  Month   CLTV
------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------
------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------
Full Doc     129,683,814  3,595   94.7     9.05     8.47      1.2   19.623   2.075   82.3
------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------
------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------
Stated Doc    7,311,589     224    5.3    8.414    7.834    0.651   19.045   2.204   62.5
------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------
------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------
Total:       136,995,403  3,819    100    9.016    8.436     1.17   19.592   2.082   81.2
------------ ----------- ------- ------ -------- -------- -------- -------- ------- ------

------------------------------------------------------------------------------------------
4. Fico Score
------------------------------------------------------------------------------------------

---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
                                       % WA     % WA     % WA    % WA      WA
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
           $ Current  # of    % Cur    Gross     Net     Net     Gross    Roll     % WA
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
Fico        Balance   Loans    Bal    Coupon   Coupon   Margin  Ceiling   Month    CLTV
Score
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
600 - 619    244,914      5      0.2   12.346   11.766   2.266   21.939        1     84.6
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
620 - 639  1,837,918     85      1.3    9.296    8.716   2.672   18.932    2.019     79.1
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
640 - 659  7,050,118    225      5.1    9.249    8.669   2.314   19.402    2.316     83.9
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
660 - 679  10,735,599   301      7.8    9.275    8.695   2.334   19.611    1.983     84.4
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
680 - 699  21,792,136   583     15.9    9.406    8.826   1.219   19.876    2.032     82.1
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
700 - 719  21,970,128   549       16    9.016    8.436   1.085   19.551    2.175     79.8
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
720 - 739  23,079,682   645     16.8    9.157    8.577    1.01   19.696    2.075     83.6
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
740 - 759  21,432,663   598     15.6      8.8     8.22   0.856   19.555    2.084       81
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
760 - 779  18,492,139   524     13.5    8.637    8.057   0.739   19.539    1.991     77.9
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
780 - 799  8,585,321    263      6.3    8.519    7.939   0.757   19.204    2.067       79
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
800 >=     1,774,784     41      1.3    8.123    7.543   0.694   19.103     2.53     76.7
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
Total:     136,995,4033,819      100    9.016    8.436    1.17   19.592    2.082     81.2
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------

------------------------------------------------------------------------------------------
5. Gross Interest Rate
------------------------------------------------------------------------------------------

---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
                                       % WA     % WA     % WA    % WA      WA
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
           $ Current  # of    % Cur    Gross     Net     Net     Gross    Roll     % WA
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
Gross       Balance   Loans    Bal    Coupon   Coupon   Margin  Ceiling   Month    CLTV
Interest
Rate
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
           29,488,791   751     21.5     5.99     5.41   1.272   18.501    1.544     81.6
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
8.000 -       37,623      1        0     8.25     7.67    0.42       18        1       75
8.499
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
8.500 -    53,845,928 1,533     39.3      8.5     7.92    1.16   19.523    3.385     80.4
8.999
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
9.500 -    11,209,282   271      8.2     9.57     8.99  -0.496    22.35    1.023     71.4
9.999
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
10.000 -   8,053,025    221      5.9   10.127    9.547   0.067   20.336     1.11     70.2
10.499
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
10.500 -   6,534,941    194      4.8   10.628   10.048   0.548   20.802    1.053     75.7
10.999
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
11.000 -   5,784,427    191      4.2   11.175   10.595   1.095   19.957    1.114     82.9
11.499
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
11.500 -   4,700,379    146      3.4   11.618   11.038   1.546   19.242    1.158       88
11.999
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
12.000 -   6,404,276    189      4.7    12.18     11.6     2.1   18.985    1.061     94.7
12.499
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
12.500 -   3,277,346    102      2.4   12.663   12.083   2.583   19.303     1.04     92.6
12.999
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
13.000 -   4,430,833    115      3.2   13.217   12.637   3.137   18.935    1.038     95.9
13.499
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
13.500 -   1,733,704     57      1.3   13.671   13.091   3.591     18.7    1.045     95.4
13.999
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
14.000 -   1,101,940     31      0.8   14.072   13.492   3.992   19.738    1.045     94.6
14.499
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
14.500 -     392,909     17      0.3   14.525   13.945   4.445   18.639    1.126       90
14.999
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
Total:     136,995,4033,819      100    9.016    8.436    1.17   19.592    2.082     81.2
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------

------------------------------------------------------------------------------------------
6. CLTV
------------------------------------------------------------------------------------------

---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
                                       % WA     % WA     % WA    % WA      WA
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
           $ Current  # of    % Cur    Gross     Net     Net     Gross    Roll     % WA
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
CLTV        Balance   Loans    Bal    Coupon   Coupon   Margin  Ceiling   Month    CLTV
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
0.01 -     5,721,534    154      4.2    8.562    7.982   0.369   19.694    1.949     39.6
50.00
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
50.01 -    6,314,159    148      4.6     8.47     7.89   0.192   19.671    2.213     55.5
60.00
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
60.01 -    12,371,969   301        9    8.794    8.214   0.245   19.925     2.11     65.7
70.00
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
70.01 -    39,333,773 1,076     28.7    8.674    8.094   0.149   20.197    2.095       77
80.00
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
80.01 -    6,720,727    197      4.9    8.994    8.414   1.618   19.515    1.985       83
85.00
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
85.01 -    33,165,784 1,028     24.2    8.825    8.245   1.576   19.208    2.137     89.2
90.00
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
90.01 -    23,515,101   649     17.2    8.903    8.323    2.45   19.031    2.301     94.3
95.00
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
95.01 -    9,852,357    266      7.2   12.204   11.624   2.777   19.319     1.35     99.2
100.00
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
Total:     136,995,4033,819      100    9.016    8.436    1.17   19.592    2.082     81.2
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------

------------------------------------------------------------------------------------------
7. Gross Ceiling Rate
------------------------------------------------------------------------------------------

---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
                                       % WA     % WA     % WA    % WA      WA
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
           $ Current  # of    % Cur    Gross     Net     Net     Gross    Roll     % WA
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
Gross       Balance   Loans    Bal    Coupon   Coupon   Margin  Ceiling   Month    CLTV
Ceiling
Rate
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
             193,798      7      0.1    9.208    8.628   2.314       10        1     94.5
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
13.751 -     456,661     13      0.3   10.095    9.515   1.855       14    1.748     85.7
14.000
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
15.751 -     486,008     15      0.4    9.857    9.277    1.15       16    2.624       84
16.000
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
17.751 -   98,142,734 2,804     71.6    8.827    8.247   1.329       18     2.11       82
18.000
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
19.751 -      54,700      2        0      8.5     7.92   1.117       20    4.282     89.3
20.000
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
20.001 >=  37,661,502   978     27.5    9.485    8.905   0.744   23.869     2.01     79.1
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------
Total:     136,995,4033,819      100    9.016    8.436    1.17   19.592    2.082     81.2
---------- ---------- ------ -------- -------- -------- ------- -------- -------- --------

------------------------------------------------------------------------------------------
8. Net Margin Rate
------------------------------------------------------------------------------------------

---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
                                       % WA     % WA     % WA    % WA      WA
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
           $ Current    # of   % Cur   Gross     Net     Net     Gross    Roll     % WA
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
Net         Balance    Loans    Bal   Coupon   Coupon   Margin  Ceiling   Month    CLTV
Margin
Rate
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
           37,664,998     950   27.5    8.717    8.137  -0.208   20.542    2.003     70.4
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
0.251 -    18,945,893     563   13.8    8.532    7.952   0.463   19.557     2.24       71
0.750
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
0.751 -    20,193,770     608   14.7    8.608    8.028   0.964   19.263    2.186     81.5
1.250
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
1.251 -    19,898,931     535   14.5    8.795    8.215   1.493   19.286    2.237     88.1
1.750
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
1.751 -    13,094,367     383    9.6    9.482    8.902   2.033   18.801    1.887     92.7
2.250
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
2.251 -    10,240,690     290    7.5    9.382    8.802   2.521   19.198    1.996     90.5
2.750
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
2.751 -     8,463,103     222    6.2   10.453    9.873   3.089   19.095    1.796     94.4
3.250
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
3.251 -     5,255,054     160    3.8    9.981    9.401     3.5   19.019    2.338     93.3
3.750
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
3.751 -     2,483,615      80    1.8   10.584   10.004    3.96   19.486    1.897     93.8
4.250
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
4.251 -       613,294      25    0.4   12.611   12.031   4.424   18.959    1.971     91.2
4.750
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
4.751 -       100,100       2    0.1      8.5     7.92    4.92       18    1.191       94
5.250
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
5.251 -        41,587       1      0      8.5     7.92    5.42       18        1       87
5.750
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
Total:     136,995,403  3,819    100    9.016    8.436    1.17   19.592    2.082     81.2
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------

------------------------------------------------------------------------------------------
9. Occupancy Status
------------------------------------------------------------------------------------------

---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
                                       % WA     % WA     % WA    % WA      WA
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
           $ Current   # of   % Cur    Gross     Net     Net     Gross    Roll     % WA
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
Occupancy   Balance   Loans    Bal    Coupon   Coupon   Margin  Ceiling   Month    CLTV
Status
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
Primary    135,908,494 3,778    99.2    9.003    8.423   1.165   19.587    2.085     81.3
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
Second       328,978      15     0.2    8.688    8.108   0.496    19.11    2.338     70.8
Home
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
Investment   757,931      26     0.6   11.594   11.014   2.354   20.702    1.552     81.4
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
Total:     136,995,403 3,819     100    9.016    8.436    1.17   19.592    2.082     81.2
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------

------------------------------------------------------------------------------------------
10. Credit Line
------------------------------------------------------------------------------------------

---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
                                       % WA     % WA     % WA    % WA      WA
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
           $ Current   # of   % Cur    Gross     Net     Net     Gross    Roll     % WA
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
Credit      Balance   Loans    Bal    Coupon   Coupon   Margin  Ceiling   Month    CLTV
Line
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
           14,488,619    963    10.6    9.133    8.553    1.51   19.009    2.109     83.6
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
25,001 -   106,533,258 2,710    77.8    9.064    8.484   1.227   19.623    2.052     82.6
100,000
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
100,001    14,191,018    137    10.4     8.63     8.05   0.416   20.154    2.264     71.5
- 200,000
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
200,001    1,035,584       6     0.8    7.715    7.135   0.682       18    2.859     66.1
- 252,700
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
252,701      564,275       2     0.4    8.668    8.088   2.062       18    1.486     49.7
- 300,000
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
300,001      182,649       1     0.1       10     9.42  -0.080       18        1     56.2
- 400,000
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
Total:     136,995,403 3,819     100    9.016    8.436    1.17   19.592    2.082     81.2
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------

------------------------------------------------------------------------------------------
11. Product Type
------------------------------------------------------------------------------------------

---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
                                       % WA     % WA     % WA    % WA      WA
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
           $ Current   # of   % Cur    Gross     Net     Net     Gross    Roll     % WA
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
Product     Balance   Loans    Bal    Coupon   Coupon   Margin  Ceiling   Month    CLTV
Type
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
15 Year    52,187,371  1,354    38.1    9.401    8.821   0.846   22.205    2.104     79.2
Balloon
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
15 Year    40,723,703  1,157    29.7    9.213    8.633   1.767   17.981    1.998     85.5
Term
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
25 Year    44,045,145  1,307    32.2    8.374    7.794   1.002   17.985    2.136     79.7
Term
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
30 Year       39,184       1       0     13.5    12.92    3.42       18        1       95
Term
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
Total:     136,995,403 3,819     100    9.016    8.436    1.17   19.592    2.082     81.2
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------

------------------------------------------------------------------------------------------
12. Property Type
------------------------------------------------------------------------------------------

---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
                                       % WA     % WA     % WA    % WA      WA
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
           $ Current    # of   % Cur   Gross     Net     Net     Gross    Roll     % WA
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
Property    Balance    Loans    Bal   Coupon   Coupon   Margin  Ceiling   Month    CLTV
Type
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
Single     105,926,081  2,965   77.3    9.073    8.493    1.11   19.672      2.1     80.5
Family
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
Townhouse     788,122      26    0.6    9.416    8.836   1.364   18.405    1.504     77.8
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
Condo       5,802,234     184    4.2    9.255    8.675   1.497   19.194    2.138     83.9
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
Manufactured   70,554       3    0.1    7.687    7.107   0.677       18    3.028     85.7
Housing
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
Planned    23,032,955     598   16.8    8.604    8.024   1.332   19.395    2.043     84.1
Unit
Development
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
Mobile         29,608       1      0      8.5     7.92    0.42       18        1       80
Home
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
2 - 4       1,216,964      38    0.9   10.457    9.877   1.654   19.131     1.47     81.4
Family
Units
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
Other         128,884       4    0.1   10.011    9.431     2.1   19.757    1.078     84.2
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------
Total:     136,995,403  3,819    100    9.016    8.436    1.17   19.592    2.082     81.2
---------- ----------- ------- ------ -------- -------- ------- -------- -------- --------

------------------------------------------------------------------------------------------
13. States
------------------------------------------------------------------------------------------

---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
                                       % WA     % WA     % WA    % WA      WA
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
           $ Current   # of   % Cur    Gross     Net     Net     Gross    Roll     % WA
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
States      Balance   Loans    Bal    Coupon   Coupon   Margin  Ceiling   Month    CLTV
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
CA         60,446,528  1,407    44.1    9.046    8.466   1.082   19.998    1.833     80.8
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
NJ         10,001,860    305     7.3    8.848    8.268   0.976   19.712    3.018     79.3
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
CO         7,864,259     212     5.7    8.857    8.277   1.003   18.018    2.238       81
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
GA         6,703,660     221     4.9    8.602    8.022   1.627   19.113    1.759       88
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
FL         6,494,047     227     4.7    8.862    8.282   1.526   18.023    1.816     83.8
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
MI         5,063,518     147     3.7    8.856    8.276   1.721       18    2.502       79
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
MA         4,568,354     120     3.3    8.915    8.335   1.092       18    2.148     78.3
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
UT         4,378,678     151     3.2    9.107    8.527   1.204   18.909    2.498     78.5
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
NY         4,030,699     103     2.9    9.117    8.537   1.119   19.956    2.167     78.4
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
WA         3,211,048      95     2.3    9.363    8.783   1.527   21.212    1.732     83.3
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
AZ         3,157,006      94     2.3    8.732    8.152   1.428   22.223    2.323     81.8
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
Other      21,075,744    737    15.4     9.26     8.68   1.119   19.745     2.28     82.5
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------
Total:     136,995,403 3,819     100    9.016    8.436    1.17   19.592    2.082     81.2
---------- ---------- ------- ------- -------- -------- ------- -------- -------- --------